Exhibit 10.1





                              ACQUISTION AGREEMENT





AGREEMENT dated January 21, 2000 by between and among LAREDO INVESMENTS CORP., a company incorporated under the laws of the state of Nevada (hereinafter referred to as "Laredo") and having an address for service at 1800 E. Sahara Avenue,
Suite 104, Las Vegas, Nevada 89104, GFR Nutritionals Ltd., a company incorporated under the laws of the Province of British Columbia (hereinafter referred to as the "Company"'), having an address for service at service at Suite 1450 - 1075 West Georgia Street Vancouver, BC, V6E 3C9, and those certain parties listed on Exhibit A attached hereto, each of whom is a stockholder of the Company (individually referred to as a "Seller" and collectively referred to as the "Sellers").

WHEREAS, the Sellers own a total of 100 common shares with no par value of the Company (the "Company Shares") which constitute ONE HUNDRED (100%) percent of the issued and outstanding common shares of the Company; and

WHEREAS, the Sellers desire to sell and Laredo desires to purchase ONE HUNDRED (100%) percent of the Company Shares;

NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants,   agreements,
representations and warranties herein contained, the parties hereby agree as follows:

1. Purchases and Sale

Each Seller hereby agrees to sell, transfer, assign and convey to Laredo and Laredo hereby agrees to purchase and acquire from the Sellers the Company Shares constituting ONE HUNDRED (100%) percent of the issued and outstanding share capital of the Company, solely in exchange for voting common stock of Laredo as set forth in Section 2 hereof.

2. Purchase Price

The aggregate purchase price to be paid by Laredo to the Sellers for the Company Shares shall be 19,000.000 voting common shares with no par value (the "Laredo Shares") of Laredo, based on an exchange ratio of one share of the Company for 190,000 Laredo Shares at a deemed value of US$0.01 per Laredo Share.

3. Closing

(a) The Closing for the acquisition of the stock purchase contemplated hereunder pursuant to this Agreement (the "Closing") shall be held at the office of Wilson Danderfer Banno & Mitchell on January 28,2000 at suite 1450, 1075 West Georgia Street, Vancouver, British Columbia, Canada V6E 3C9, or at such other date and time agreed to by the parties in writing on two days written notice.

(b) At the Closing, Laredo will notify its transfer agent to deliver to each of the Sellers a certificate of the Laredo Shares evidencing his ownership thereof in accordance with the amounts specified in Exhibit "A" attached hereto, free and clear of any liens or


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     Encumbrances of any kind, which  certificate  shall contain the restrictive legend specified in Section 19 hereof, and each of the Sellers will deliver to Laredo a certificate evidencing all of the Company shares owned by him together with a stock power, endorsed in blank.

4. Warranties and Representations of the Company and Sellers

In order to induce Laredo to enter into the Agreement and to complete the transaction contemplated hereby, the Company and each of the Sellers warrants and represents to Laredo as of the date hereof and as of the Closing that to the best of their knowledge:

(a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the Providence of British Columbia, is qualified to do business in British Columbia, to the extent required by the laws of such Providence. Attached hereto as Exhibit "B-1" is a true and correct copy of the Company's Certificate of Incorporation and Articles and all amendments thereto. No changes thereto will e made in any of the documents described in Exhibit "B " before Closing.

(b) Capitalization. As of the date hereof, the Company's entire authorized equity capital consists of 100 common shares with no par value, of which 100 common shares are or will be issued and outstanding as of the Closing. As of he Closing, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which the Company or each Seller is bound, calling for the issuance of any additional common shares or any other voting or equity security of the Company. All of the Company shares have been duly authorized, are validly issued and are fully paid and non-assessable, have no pre-emptive rights, and were issued in conformity with any applicable Federal and Provincial securities laws. The 100 issued and outstanding Company shares constitute ONE HUNDRED (100%) percent of the equity capital of the Company, which includes ONE HUNDRED (100%) percent of voting power, right to receive dividends, when and if declared and paid, and the right to receive the proceeds of liquidations attributable to common stock, if any.

(c) Ownership of the Company Shares. As of the date hereof, the Sellers are the sole owners of the Company Shares, free and clear of all liens and encumbrances. The Company is not a reporting issuer in British Columbia or in any other jurisdiction and accordingly the transfer of shares is restricted pursuant to the Articles of the Company and all applicable securities laws in British Columbia.

(d) Taxes. The Company has filed all Federal, provincial and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued will not have a Material Adverse Effect on the Company. Such returns have been prepared in accordance with the applicable material tax laws, rules and regulations thereunder to which the Company is subject and the Company has delivered a true and complete copy of all such tax returns to Laredo.

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(e)  No Pending  Actions.  To the best  knowledge  of the  Company  there are no material legal actions, lawsuits, proceedings or investigations, wither administrative or judicial, pending or threatened, against or affecting the Company, or against the Company's Officers or Directors arising out of the operations of the Company that are reasonably likely to have a Material Adverse Effect on the Company. Neither the Company nor any Seller is subject to any order, writ, judgment, injunction, decree, determination or
     award  of  any  court,   arbitrator  or  administrative,   governmental  or
     regulatory authority or body.

(f) Ownership of Assets. Except as set forth in Exhibit "C", the Company has good marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any: Its assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds and other securities, good will, customer lists, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, all rights and claims under insurance policies, rights in receivables, books and records and all other property and rights of every kind and nature owned or held by the Company as of this date, and will continue to hold such title on the completion of the transactions contemplated by the Agreement; not, except in the ordinary course of its business, has the Company disposed of any such asset since the date of the most recent balance sheet described in the Company's financial statements.

(g) No Interest in Suppliers, Customers, Landlords or Competitors. Neither any Seller nor any member of his family has any interest of any nature whatever in any supplier, customer, landlord or competitor of the Company except as set forth in Exhibit "D" hereto and excepting shareholders not exceeding 5% in publicly traded companies.

(h) No Debt Owed by the Company to Sellers. Except as set forth in Exhibit "E", the Company does not owe any money, securities, or property to any Seller or any member of his family or to any company controlled by such a person, directly or indirectly.

(i) Corporate Records. All of the Company's books and records, including without limitation its books of account, corporate records, minute book, stock certificate books and other records of the Company are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation. All material reports, returned and statements currently required to be filed by the Company, with respect to the business and operations of the Company, with any governmental agency have been filed or valid extensions have been obtained in accordance with normal procedures, and all governmental reporting requirements have been complied with.

(j) Validity of the Agreement. All corporate and other proceedings required to be taken by the Seller and by the Company in order to enter into and to carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by each Seller and by the Company, and constitutes the valid and binding obligation of each of them, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally he enforcement of creditors rights. The execution and delivery of the Agreement will not result, or with the passage of time or notice, will not

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result,  in the breach of any of the terms or  conditions  of, or  constitute  a default under or violate the Company's Certificate of Incorporation or Articles, or any material agreement, lease, mortgage, bond indenture, license or other material document or undertaking oral or written, to which the Company or the Sellers are a party or are bound, not will such execution and delivery violate any order, writ , injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body to which the Company or any Seller is a party or is bound; and there are no restrictions which would prevent the Company from conducting its business after the Closing as a wholly-owned subsidiary of the Company.

(k) Enforceability of the Agreement. This Agreement and the Exhibits hereto which are incorporated herein and made a part hereof, when duly executed and delivered, will be the legal, valid and binding obligations of the Company enforceable according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights, and that at the Closing, Laredo will have acquired title in and to the Company Shares free and clear of all claims, liens and encumbrances.

(l) Access to Books and Records. Laredo will have full and free access to the Company's books during the course of this transaction prior to Closing, during regular business hours.

(m) Significant Agreements. The Company is not and will not at Closing be bound by any of the following, other than where already disclosed elsewhere in this Agreement, unless specifically listed in Exhibit "F" hereto:

     (i)  employment, advisory or consulting;

     (ii) any plan providing for employee benefits of any nature;

     (iii) any lease with respect to any property or equipment;

     (iv) any contract or commitment for any future expenditure in excess of $5,000;


There are no representations and warranties provided by the Company or the Sellers except as set forth above.


5.   Warranties and Representations of Laredo

In order to induce the Sellers and the Company to enter into this Agreement and to complete the transaction contemplated hereby, Laredo warrants and represents to the Company and each Seller that:

(a) Organization and Standing. Laredo is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full power and authority to own and operate assets, properties and business. Attached hereto as Exhibit "G" is a true and correct copy of Laredo Certificate of Incorporation, By-Laws and all amendments

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     thereof.  No changes thereto will be made in any of the documents described in Exhibit "G" at or before the Closing.



(b)      Capitalization

     (i) As of the date hereof, Laredo's entire authorized equity capital consists of 100,000,000 shares of common stock with a par value of $0.01 (the "Common Stock"), of which 9,750,000 Shares are currently issued and outstanding. All of such Laredo's Common Stock issued and outstanding at the Closing have been duly authorized, validly issued and are fully paid and non-accessible, have not preemptive rights and were issued in compliance with all Federal and state securities laws. The relative rights and preferences of Laredo's equity securities are set forth in Laredo's Certificate of Incorporation and Laredo's By-Laws and nay amendments thereto. There are no other voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, call, options, rights, commitments or agreements by which Laredo is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security.

     (ii) The By-Laws of Laredo provide that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of Laredo. Cumulative voting is not provided for by the By-Laws or Certificates of Incorporation of Laredo.

(c) Ownership of Laredo Shares. By Laredo's issuance of the Laredo shares to the Sellers pursuant to this Agreement, each Seller will at the Closing thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances, Regulation 144 and control block restrictions of any nature whatsoever, except that such Laredo shares will not have been registered under the 1933 Act and accordingly certain hold periods may be applicable in the United States.

(d) No Business. Laredo has never and will not on the Closing have ever conducted business, owned assets, employed persons or incurred any liabilities other than professional fees which are incurred in connection with this transaction and will be limited to $2,000, or have been accounted for in the Financial Statements of Laredo.

(e) Significant Agreements. Laredo is not and will not at Closing be bound by any of the following, other than where already disclosed in any other exhibit, unless specifically listed in Exhibit "H" hereto:

     (i)  employment, advisory or consulting contract and has not employees;

     (ii) any plan providing for employee benefits of any nature;

     (iii) any lease with respect to any property or equipment;

     (iv) any contract or commitment for any future expenditure in excess of $1,000;

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     (v)  any  contract  or  commitment   pursuant  to  which  it  has  assumed,
          guaranteed, endorsed, or otherwise become liable for any obligation of any other person, firm or organization;

     (vi) any contract, agreement, understanding, commitment or arrangement, other than in the normal course of business, not fully discloses or set forth in the Agreement or in Laredo's Financial Statements; or

     (vii)any agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the sate of the execution and delivery of this Agreement.


(f) Taxes. Laredo has filed all federal, state and local income or other tax returns and reports that is required to file with all governmental agencies, whenever situate, and has paid all taxes as shown on such returns. All of such returns have been prepared in accordance with the applicable tax laws and rules and regulations thereunder to which Laredo is subject. To Laredo's knowledge, there is no audit or threat of any audit of any tax return for any period, and Laredo knows of no basis for the assertion of any additional taxes of any king.

(g) Absence of Liabilities. At and as of the Closing Date, Laredo will have no liabilities of any kind or nature, fixed or contingent, except for (I) the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which Laredo agrees to be solely responsible and to pay in full at or before Closing.

(h) No Pending Actions: Securities Issuance. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Laredo, or against any of Laredo's officers or directors and arising out of their operation of Laredo that are reasonably likely to have a Material Adverse Effect on Laredo and Laredo has not violated any securities law, ordinance or regulation of any kind whatever, including, but not limited to the 1933 Act, the 1934 Act, the rules and regulations of the SEC, or the securities laws and regulations of any U.S. state or Canadian province. Laredo is not subject to any order, writ, judgement, injunction, decree, determination or aware of any court, arbitration or administrative, governmental or regulatory authority or body. All of Laredo's common stock issued and outstanding at the Closing will heave been issued in compliance with all Federal and state securities laws. Laredo is not an investment company as defined in the securities laws.

(i) Corporate Records. All of Laredo's books and records, including without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation. All of said books and records will be delivered to Laredo's new directors at the Closing.


(j) No Misleading Statements or Omissions. Neither this Agreement nor any financial

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


     statement, exhibit, schedule or document attached hereto or presented to the Company or the Sellers in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts herein set forth not materially misleading.

(k) Validity of Agreement. All corporate and other proceedings required to be taken by Laredo in order to enter into and to carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by Laredo and constitutes a valid, binding and enforceable obligation of Laredo, except to the extent limited by applicable bankruptcy reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement will not result, or, with the passage of time or notice, will not result, in the breach of any of the terms or conditions of, or constitute a default under or violate Laredo's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Laredo is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body.

(l) Enforceability of the Agreement. When duly executed and delivered, this Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable obligations of Laredo according to its terms, except to the extent limited by applicable bankruptcy reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights, and that at the time of such execution and delivery, the Sellers will have acquired good marketable title in and to the Laredo Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

(m) Access to Books and Records. The Company and the Sellers will have full and free access during regular business hours and on reasonable prior notice to Laredo's books and records during the course of this transaction prior to and at the Closing.

(n) Laredo's Financial Statements. At lease 5 days before Closing, Laredo will provide the Company and the Sellers with its audited financial statements for the eight months ended August 31, 1999 and for the years ended December 31, 1998 and 1997 together with unaudited management prepared financial statement for the year ended December 31, 1999 (the "Laredo Financial Statements"). The Laredo Financial Statements and the notes thereto are true, complete and accurate and fairly present the consolidated assets, liabilities and financial condition of Laredo as at the dates thereof, in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Laredo does not have any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not fully reflected in the Laredo Financial Statements or otherwise disclosed in this Agreement.

(o) Laredo's Financial Condition. At the Closing, and after consummation of all of the transactions contemplated hereby, Laredo will have no material assets or liabilities

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(p)  Directors'  and  Stockholder  Approval.  Promptly  upon the  execution  and delivery of this Agreement, but in any event, on or before the Closing, Laredo's Board of Directors, and its shareholders, if required, by meeting or consent, will have approved this Agreement, and all matter set forth herein as conditions precedent to the consummation by the Sellers of the Closing hereunder.

(q) Consents. Except as described in Section 9 hereof, no consent of any person is necessary to the consummation of the transaction contemplated hereby.

(r) No Brokers. No broker, finder or investment broker is entitled to any brokerage, finder's or other fee or commission in connection with any of the transactions contemplated by this Agreement.


6.   Survival of Terms

All of the terms and condition of this Agreement, together with the warranties, representations and covenants contained herein or in any instrument or document delivered to or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing, notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that (a) the agreements and covenants set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied; and (b) all representations and warranties shall survive and continue for a period of 12 months from the Closing Date unless within such 12 month period, except for claims, notice of which is given in writing within such 12 month period by Laredo or the Vendors as the case may be, to the other specifying the nature of the claim and quantifying the amount.


7.   The Laredo Shares and the Company Shares

All of the Laredo Shares and the Company Shares shall be validly issued, fully paid and non-accessible shares of Laredo's and the Company's respective Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation, if any, as set forth in the respective Certificates of Incorporation.


8.   Conditions Precedent to Closing by the Sellers

Each and every obligation of Laredo under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by the
Sellers:

(a) Representations and Warranties True. The representations and warranties of Laredo contained in this Agreement and in all certificates and other documents delivered and to be delivered by Laredo to the Sellers pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true and accurate as of the date when

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Made and at and as of the closing as though such  representations and warranties were made at and as of such date;

(b) Performance: Laredo shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing;

(c) Board Of Director and Shareholder Approval. Laredo's Board of Directors and, if required by law, its shareholders shall have approved the transactions contemplated by this Agreement, including the Reorganization, in the manner required by applicable state law;


(d) No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which challenges the validity or legality of the transactions contemplated hereby;

(e) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement by Laredo, and all documents incident thereto, shall be reasonably satisfactory to the Sellers and their counsel, and the Sellers shall have received a true, correct and complete copy of all such documents as the Sellers or their counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith;

(f) Certificates/Statutory Declarations. Laredo shall have furnished the Sellers with such certificates/statutory declarations of its officers to evidence the compliance with the conditions set forth in this Agreement as may be reasonably requested by the Sellers.

9. Conditions Precedent to Closing by Laredo

Each and every obligation of the Sellers and the Company under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the following conditions, unless waived in writing by Laredo:

(a) Representations and Warranties True. The representations and warranties of Sellers and the company contained in this agreement and in all certificates and other documents delivered and to be delivered by the Sellers and the Company to Laredo pursuant hereto or in connection with the transactions contemplated hereby shall be in all material respects true, complete and accurate as of the date when made and at and as of the Closing as though such representations and warranties were made at and as of such date;

(b) Performance. The Seller and the Company shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing;

(c) Shareholder Approval. The Sellers shall have executed and delivered this Agreement;

                                        9

                                      -42-
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(d)  No Governmental Proceeding or Litigation.  No suit, action,  investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which challenges the validity or legality of the transactions contemplated hereby;

(e) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement by the Sellers and the company, and all documents incident thereto, shall be reasonably satisfactory to Laredo and its counsel, and Laredo shall have received a true, correct and complete copy of all such documents as Laredo or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceeding in connection therewith.

(f) Certificates/Statutory Declarations. The Sellers shall have furnished Laredo with such certificates/statutory declarations to evidence the compliance with the conditions set forth in this Section 9 as may be reasonably requested by Laredo;

(g) No Material Adverse Effect. There shall have been no Material Adverse Effect with respect to the Company and Laredo shall have received a certificate of the Company and the Sellers to such as effect, signed by a duly authorized officer of the Company and by the Sellers.

10. Termination

This Agreement may be terminated at any time before or at Closing by:

(a)  The mutual agreement of the parties;

(b)  Any party if:

     (i) any provision of this Agreement applicable to a party shall be materially untrue or fail to be accomplished;

     (ii) any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement or any material component thereof.

Upon the termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this Section, each said party shall bear all of its own costs and expenses and no party shall be liable to the other.

11. Post Closing Items.

(a) Upon the Closing the current directors and officers will resign and Richard Pierce, Rosemary Hatt and a third party to be nominated by Richard Pierce at or before Closing will be appointed directors and officers of Laredo.

(b) Within 10 days after the Closing, Laredo shall file with the Securities and Exchange


                                       10

     Commission and any state security regulatory authority such forms as are required under applicable Federal an state securities laws in connection with the transactions contemplated under this Agreement.

12. Entire Agreement: Waiver of Breach

This Agreement constitutes the entire agreement between the parties and supersedes any prior agreement or understanding among them in respect of the subject matter hereof, a nd there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto; and no waiver of any breach or condition of this Agreement shall be deemed to have occurred unless such waiver is in writing, signed by the party against whom enforcement is sought, and no waiver shall be claimed to be a waiver of any subsequent breach or condition of a like or different nature.

13. No Third Party Beneficiaries

The provisions of this Agreement are for the exclusive benefit of the parties who are signatories hereto and their permitted successors and assigns, and no third party shall be a beneficiary or have any rights by virture of this Agreement.

14. Assignment: Binding Effect

This Agreement, including both its obligations and benefits, shall inure to the benefit of, and be binding on the respective permitted assigns, transferees, successors and heirs of the parties. This Agreement may not be assigned or transferred in whole or in part by any party without the prior written consent of all other parties.

15. Material Adverse Effect

As used in this Agreement, "Material Adverse Effect" with respect to a party means any change in or effect on, the business conducted by such party that is, or is reasonably likely to be materially advise to (i) the business result of operations, prospectus or conditions (financial or otherwise) of such party and its subsidiaries, taken as a whole, or (ii) the assets and properties used or useful in the conduct of the business of such party and its Subsidiaries, taken as a whole.

16. Governing Law

This Agreement shall be governed by and construed in accordance with the internal laws of the Province of British Columbia, determined without regard to its conflicts of law principles. All parties hereto (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted only in a federal or state court in Province of British Columbia,
(ii) waive any objection which they may now or hereafter have to the laying of the venue of any such suite, action or proceeding, and (iii) irrevocably submit to the exclusive jurisdiction of such federal or state court in the Province of British Columbia in any such suite, action or proceeding, bus such consent shall not constitute a general appearance or be available to any other person who is not a party to this Agreement.

17. Counterparts

This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

18. Severability

If any provision of the Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

19. Restrictive Legend

Each certificate representing shares of Laredo Common Stock being issued to the Sellers shall bear the following legend in addition to such other restrictive legends as may be required by law or as mutually agreed by all parties hereto:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the
               "Act"), or any state securities laws, and no sale or transfer thereof may be effected without an effective registration statement or an opinion of counsel of the holder, satisfactory to Laredo Investments Corp., that such registration is not required under the Act and any applicable state securities laws", and "Control Block" will be stamped on the certificates.

20. Number and Gender

Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns state in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

21. Expenses: Transfer Taxes, Etc.

Whether or not the transaction contemplated by this Agreement shall be consummated, each party agrees that all fees and expenses incurred by each of them in connection with this agreement shall be borne by each of them respectively, and no party shall be liable for the expenses of any other party hereunder.

IN WITNESS WHEREOF, the parties hereto have set their hands and deals as of the date and year above first written.

LAREDO INVESTMENTS CORP., By its Authorized Signatory:

/S/ Lois E. Couston
-------------------
Print Name:  Lisa E. Couston




GFR NUTRITIONALS LTD.
By its Authorized Signatory:


/s/ Richard Pierce
------------------
Print Name:  Richard Pierce


SELLERS:

                                                         WITNESS:
/s/ Lucretia Schanfarber                                /s/ Elise Chang
------------------------                                ---------------
    Lucretia Schanfarber                                    Elise Chang


/s/ Richard Pierce                                      /s/ Elise Chang
------------------                                      ---------------
    Richard Pierce                                          Elise Chang


                                       13

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